                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.



                       FIRST AMENDMENT TO LOAN AGREEMENT

04/25/97 1:23 PM

                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO LOAN AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 31st day of October, 1995 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A. (CAROLINAS), BANQUE PARIBAS, UNION BANK, CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, NATWEST BANK N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KEMPEN MERRITT PRIME RATE INCOME TRUST and BANQUE FRANCAISE DU COMMERCE EXTERIEUR (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and CHEMICAL BANK, as Documentation Agents (in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A. (CAROLINAS), as Managing Agents (collectively in such capacity, the "Managing Agents"), BANQUE PARIBAS and UNION BANK, as Co-Agents (collectively in such capacity, the "Co-Agents") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, (as amended, modified and supplemented from time to time, the "Loan Agreement"); and

          WHEREAS, the Borrower has requested the Agents and the Banks to agree to amend certain provisions of the Loan Agreement to provide for the creation of a third credit facility to be provided thereunder which shall be in a principal amount not to exceed $85,000,000 in the aggregate, the proceeds of which shall be used by the Borrower to acquire certain cable properties from United Video Cablevision, Inc. and Omega Communications, Inc.; and

          WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein in return, in part, for the payment of the Amendment Fee (as defined herein);

          NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.  Amendments to Article 1.
         -----------------------

     (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                          -----------
deleting the existing definitions of "Base Rate Advance," "Commitment Ratios,"
                                      -----------------    -----------------
"Commitments," "Default Rate," "Loans," "Maturity Date" and "Notes" in their
------------    ------------    -----    -------------       -----
entireties and by substituting the following therefor:

          "`Base Rate Advance' shall mean an Advance which the Borrower requests
           ------------------
     to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $100,000, except for a Base Rate Advance which is in an amount equal to the unused amount of the Commitment applicable thereto, which Advance may be in such amount."

          "`Commitment Ratios' shall mean the percentages in which the Banks are
            -----------------
     severally bound to make Advances to the Borrower under the respective Commitments, as set forth below (together with dollar amounts) as of the date of the First Amendment to this Agreement:

                                    Portion of
                     Portion of      Revolving      Portion of                    Term Loan    Revolving Loan     Fund Loan
                     Term Loan         Loan         Fund Loan     Total Dollar   Commitment      Commitment      Commitment
      Banks          Commitment     Commitment      Commitment     Commitment       Ratio           Ratio          Ratios
-----------------  --------------  -------------  --------------  ------------  -------------  ---------------  -------------
Toronto            $ 9,856,000.01  $  703,999.99  $42,500,000.00  $ 53,060,000   3.520000001%     3.519999983%  50.000000000%
Dominion
(Texas), Inc.

Chemical Bank       13,189,333.33   2,370,666.67  $42,500,000.00    58,060,000   4.710476190%    11.853333333%  50.000000000%

CIBC Inc.           33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%

Credit Lyonnais     33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%
Cayman Island
Branch

NationsBank,        33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%
N.A.
(Carolinas)

Banque Paribas      19,026,666.67   2,073,333.33            0.00    21,100,000   6.795238095%    10.366666667%   0.000000000%

Union Bank          29,026,666.67   2,073,333.33            0.00    31,100,000  10.366666667%    10.366666667%   0.000000000%

CoreStates          14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
 Bank, N.A.

                                    Portion of
                     Portion of      Revolving      Portion of                    Term Loan    Revolving Loan     Fund Loan
                     Term Loan         Loan         Fund Loan     Total Dollar   Commitment      Commitment      Commitment
      Banks          Commitment     Commitment      Commitment     Commitment       Ratio           Ratio          Ratios
-----------------  --------------  -------------  --------------  ------------  -------------  ---------------  -------------
The Long-Term       14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
Credit Bank of
Japan, Ltd.

Mercantile Bank     14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
of St. Louis
National
Association

NatWest Bank        14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
N.A.

First National      14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
Bank of
Maryland

Van Kampen          30,000,000.00           0.00            0.00    30,000,000  10.714285714%     0.000000000%   0.000000000%
Merritt Prime
Rate Income
Trust

Banque               9,333,333.33     666,666.67            0.00    10,000,000   3.333333332%     3.333333350%   0.000000000%
Francaise du
Commerce
Exterieur
                 ===========================================================================================================
     Total         $  280,000,000  $  20,000,000  $85,000,000.00  $385,000,000           100%             100%         100%"

          "`Commitments' shall mean, collectively, the Term Loan Commitment, the
            -----------
     Revolving Loan Commitment and the Fund Loan Commitment."

          "`Default Rate' shall mean a simple per annum interest rate equal to
            ------------
     the sum of (a) the Base Rate Basis (calculated using the highest Applicable Margin for Base Rate Advances under the applicable Commitment as set forth in Section 2.3(g) hereof, without giving effect to the Leverage Ratio then in effect) plus (b) two percent (2%)."

          "`Loans' shall mean, collectively, the Term Loan, the Revolving Loans
            -----
     and the Fund Loans."

          "`Maturity Date' shall mean December 31, 2003, or such earlier date as
            -------------
     payment of the Loans under the Revolving Loan Commitment or the Term Loan Commitment shall be due (whether by acceleration or otherwise)."

          "`Notes' shall mean, collectively, the Term Loan Notes, the Revolving
            -----
     Loan Notes and the Fund Loan Notes."

                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.

                       FIRST AMENDMENT TO LOAN AGREEMENT

04/25/97 1:23 pm

                       FIRST AMENDMENT TO LOAN AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 31st day of October, 1995 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A. (CAROLINAS), BANQUE PARIBAS, UNION BANK, CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, NATWEST BANK N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KEMPEN MERRITT PRIME RATE INCOME TRUST and BANQUE FRANCAISE DU COMMERCE EXTERIEUR (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and CHEMICAL BANK, as Documentation Agents (in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A. (CAROLINAS), as Managing Agents (collectively in such capacity, the "Managing Agents"), BANQUE PARIBAS and UNION BANK, as Co-Agents (collectively in such capacity, the "Co-Agents") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, (as amended, modified and supplemented from time to time, the "Loan Agreement"); and

          WHEREAS, the Borrower has requested the Agents and the Banks to agree to amend certain provisions of the Loan Agreement to provide for the creation of a third credit facility to be provided thereunder which shall be in a principal amount not to exceed $85,000,000 in the aggregate, the proceeds of which shall be used by the Borrower to acquire certain cable properties from United Video Cablevision, Inc. and Omega Communications, Inc.; and

          WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein in return, in part, for the payment of the Amendment Fee (as defined herein);

          NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.  Amendments to Article 1.
         -----------------------

     (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                          -----------
deleting the existing definitions of "Base Rate Advance," "Commitment Ratios,"
                                      -----------------    -----------------
"Commitments," "Default Rate," "Loans," "Maturity Date" and "Notes" in their
------------    ------------    -----    -------------       -----
entireties and by substituting the following therefor:

          "`Base Rate Advance' shall mean an Advance which the Borrower requests
           ------------------
     to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $100,000, except for a Base Rate Advance which is in an amount equal to the unused amount of the Commitment applicable thereto, which Advance may be in such amount."

          "`Commitment Ratios' shall mean the percentages in which the Banks are
            -----------------
     severally bound to make Advances to the Borrower under the respective Commitments, as set forth below (together with dollar amounts) as of the date of the First Amendment to this Agreement:

                                    Portion of
                     Portion of      Revolving      Portion of                    Term Loan    Revolving Loan     Fund Loan
                     Term Loan         Loan         Fund Loan     Total Dollar   Commitment      Commitment      Commitment
      Banks          Commitment     Commitment      Commitment     Commitment       Ratio           Ratio          Ratios
-----------------  --------------  -------------  --------------  ------------  -------------  ---------------  -------------
Toronto            $ 9,856,000.01  $  703,999.99  $42,500,000.00  $ 53,060,000   3.520000001%     3.519999983%  50.000000000%
Dominion
(Texas), Inc.

Chemical Bank       13,189,333.33   2,370,666.67  $42,500,000.00    58,060,000   4.710476190%    11.853333333%  50.000000000%

CIBC Inc.           33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%

Credit Lyonnais     33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%
Cayman Island
Branch

NationsBank,        33,189,333.33   2,370,666.67            0.00    35,560,000  11.853333333%    11.853333333%   0.000000000%
N.A.
(Carolinas)

Banque Paribas      19,026,666.67   2,073,333.33            0.00    21,100,000   6.795238095%    10.366666667%   0.000000000%

Union Bank          29,026,666.67   2,073,333.33            0.00    31,100,000  10.366666667%    10.366666667%   0.000000000%

CoreStates          14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
 Bank, N.A.

                                    Portion of
                     Portion of      Revolving      Portion of                    Term Loan    Revolving Loan     Fund Loan
                     Term Loan         Loan         Fund Loan     Total Dollar   Commitment      Commitment      Commitment
      Banks          Commitment     Commitment      Commitment     Commitment       Ratio           Ratio          Ratios
-----------------  --------------  -------------  --------------  ------------  -------------  ---------------  -------------
The Long-Term       14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
Credit Bank of
Japan, Ltd.

Mercantile Bank     14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
of St. Louis
National
Association

NatWest Bank        14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
N.A.

First National      14,000,000.00   1,000,000.00            0.00    15,000,000   5.000000000%     5.000000000%   0.000000000%
Bank of
Maryland

Van Kampen          30,000,000.00           0.00            0.00    30,000,000  10.714285714%     0.000000000%   0.000000000%
Merritt Prime
Rate Income
Trust

Banque               9,333,333.33     666,666.67            0.00    10,000,000   3.333333332%     3.333333350%   0.000000000%
Francaise du
Commerce
Exterieur
                 ===========================================================================================================
     Total         $  280,000,000  $  20,000,000  $85,000,000.00  $385,000,000           100%             100%         100%"

          "`Commitments' shall mean, collectively, the Term Loan Commitment, the
            -----------
     Revolving Loan Commitment and the Fund Loan Commitment."

          "`Default Rate' shall mean a simple per annum interest rate equal to
            ------------
     the sum of (a) the Base Rate Basis (calculated using the highest Applicable Margin for Base Rate Advances under the applicable Commitment as set forth in Section 2.3(g) hereof, without giving effect to the Leverage Ratio then in effect) plus (b) two percent (2%)."

          "`Loans' shall mean, collectively, the Term Loan, the Revolving Loans
            -----
     and the Fund Loans."

          "`Maturity Date' shall mean December 31, 2003, or such earlier date as
            -------------
     payment of the Loans under the Revolving Loan Commitment or the Term Loan Commitment shall be due (whether by acceleration or otherwise)."

          "`Notes' shall mean, collectively, the Term Loan Notes, the Revolving
            -----
     Loan Notes and the Fund Loan Notes."

     (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended
                                          -----------
by deleting clause (b)(vii) of the existing definition of "Annual Excess Cash
                                                           ------------------
Flow" in its entirety and by substituting the following therefor:
----

          "(vii) voluntary prepayments of the Term Loan or the Fund Loans under
          Section 2.6 hereof;"

     (c) Article 1 of the Loan Agreement, Definitions, is hereby further amended
                                          -----------
by adding the following definitions in the appropriate alphabetical order:

          "A `Change in Control' shall be deemed to have occurred if (a)(i)
              -----------------
     prior to any IPO, Kelso shall for any reason cease to be the beneficial owner, directly or indirectly, of at least a majority of the voting rights or other rights to participate in the Control of the Borrower, or (ii) following any IPO, any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) other than Kelso and Persons Controlled by Kelso is or becomes the beneficial owner, directly or indirectly, of more than 35% of the voting rights or other rights to participate in the Control of the Borrower; provided, however, that Kelso does not beneficially own, directly or
     --------  -------
     indirectly, in the aggregate a greater percentage of the voting rights or other rights to participate in the Control of the Borrower than such other Person and does not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors or comparable body of the Borrower; or (b) following any IPO, any Person or group other than Kelso and Persons Controlled by Kelso shall own, directly or indirectly, more than 50% of the voting rights or other rights to participate in the Control of the Borrower; or (c) following any IPO, individuals who at the beginning of any period of two consecutive years constituted the board of directors or other governing body of the Borrower or any Person Controlling the Borrower (together with any new members of such board of directors or other governing body appointed or nominated by Kelso or a majority of the members then still in office who were either members at the beginning of such period or who were previously so appointed or nominated) shall cease for any reason to constitute a majority of such board of directors or other governing body then in office; or (d) at any time when the Manager shall manage the Borrower, (i) the Manager shall cease beneficially to own, directly or indirectly, (A) prior to any IPO, at least 10% of the equity interests in the Borrower, or (B) following any IPO, at least 5% of such equity interests, or shall sell or otherwise transfer for consideration to any other Person, directly or indirectly, any equity interest in the Borrower, or (ii) there shall occur a Charter Communications Management Event."

          "`Charter Communications Management Event' shall mean, unless the
            ---------------------------------------
     Majority Banks shall have otherwise agreed in writing the happening of any of the following events: (a)(i) Charter Communications Group shall for any reason fail to be Controlled directly or indirectly by at least one of Jerald L. Kent, Howard L. Wood and Barry L. Babcock or (ii) a majority of the voting equity of and economic interests in Charter Communications Group shall for any reason fail to be owned by at least one of such individuals or (b) Charter Communications Group shall for any reason fail to Control the Manager at any time it is the manager, directly or indirectly, of the Borrower, or Charter Communications Group shall for any reason fail to own a majority of the voting equity of the Manager at any time it is the manager of the Borrower; provided that if any of the events described in
                              --------
     clause (a)(i) or (a)(ii) above occurs solely as a result of the death of any such individual, such event shall not constitute a Charter Communications Management Event unless (x) 90 days after the occurrence of such event (i) the Borrower shall have failed to provide the Administrative Agent and the Banks with a written proposal as to the Control of Charter Communications Group thereafter or (ii) the Majority Banks (or the Administrative Agent on their behalf) shall not have consented (and consent shall not be withheld unreasonably), in writing, to any such proposal given by the Borrower in accordance with the preceding clause or (y) if such written proposal is not rejected, such proposal shall not be implemented within 180 days after such event."

          "`Control' shall mean the possession, directly or indirectly, of the
            -------
     power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings
                     -----------       ----------
     correlative thereto."

          "`Final Maturity Date' shall mean December 31, 2004, or such earlier
            -------------------
     date as payment of the Fund Loans shall be due (whether by acceleration or otherwise)."

          "`Fund Loans' shall mean, collectively, the amounts advanced by the
            ----------
     Banks issuing a Fund Loan Commitment to the Borrower under the Fund Loan Commitment and which are evidenced by the Fund Loan Notes."

          "`Fund Loan Commitment' shall mean the several obligations of the
            --------------------
     Banks issuing a Fund Loan Commitment to
     advance the sum of $85,000,000 to the Borrower in accordance with their respective Commitment Ratios and the terms and conditions hereof."

          "`Fund Loan Notes' shall mean those certain term promissory notes in
            ---------------
     the aggregate principal amount of $85,000,000, one such note issued to each of the Banks having a Fund Loan Commitment by the Borrower, each one substantially in the form of Exhibit A to the First Amendment to this
                                  ---------
     Agreement, and any extensions, renewals, amendments or substitutions to any of the foregoing."

          "`Fund Loans' shall mean, collectively, the amounts advanced by the
            ----------
     Banks issuing a Fund Loan Commitment to the Borrower under the Fund Loan Commitment and which are evidenced by the Fund Loan Notes."

          "`IPO' shall mean a completed initial public offering and sale by any
            ---
     Person directly or indirectly Controlling the Borrower of common stock or partnership interests representing at least 10% of the equity of such Person."

          "`Omega Acquisition Agreement' shall mean that certain purchase and
            ---------------------------
     sale agreement or similar agreement to be entered into by the Borrower and Omega Communications, Inc. with respect to the acquisition by the Borrower of certain cable television assets of Omega Communications, Inc., as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance satisfactory to the Administrative Agent."

          "`Omega Acquisition Date' shall mean the date on which the Borrower
            ----------------------
     acquires the Omega Assets pursuant to the Omega Acquisition Agreement."

          "`Omega Assets' shall mean those cable television assets of Omega
            ------------
     Communications, Inc. to be acquired by the Borrower pursuant to the Omega Acquisition Agreement."

          "`United Video Acquisition Agreement' shall mean that certain Asset
            ----------------------------------
     Purchase and Sale Agreement between United Video Cablevision, Inc. and the Borrower dated as of July 13, 1995, as amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto."

          "`United Video Assets' shall mean those assets of United Video
            -------------------
     Cablevision, Inc. to be acquired by the Borrower pursuant to the United Video Acquisition Agreement."

     2.   Amendments to Article 2.  Article 2 of the Loan Agreement, Loans, is
          -----------------------                                    -----
hereby amended as follows:

     (a)  Section 2.1 of the Loan Agreement, The Loans, is hereby amended by
                                            ---------
adding the following new subsection (c) thereto at the end of such Section:

          "(c)  Fund Loans.  The Banks who have issued a Fund Loan Commitment
                ----------
     agree, severally in accordance with their respective Commitment Ratios relating to the Fund Loan Commitment, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower: (i) an aggregate amount not to exceed $75,000,000 under the Fund Loan Commitment on the date of the First Amendment to this Agreement; and (ii) provided that, not less than fifteen (15) days prior to the Omega Acquisition Date, the Borrower shall have provided the Administrative Agent with copies of the Omega Acquisition Agreement and all other documents related to the transfer of the Omega Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the Omega Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct, and all of which shall be in form and substance satisfactory to the Administrative Agent, an aggregate amount not to exceed $10,000,000 under the Fund Loan Commitment on the Omega Acquisition Date. Advances under the Fund Loan Commitment may be repaid and reborrowed as provided in Section 2.2(b) and 2.2(c) hereof, as applicable, in order to effect changes in the Interest Rate Bases applicable to Advances thereunder, provided, however, that there shall be
                                        --------  -------
     no net increase in the aggregate principal amount outstanding under the Fund Loan Commitment on any date other than the date of the First Amendment to this Agreement or the Omega Acquisition Date."

     (b)  Section 2.3(a) of the Loan Agreement, Interest, On Base Rate Advances,
                                                --------  ---------------------
is hereby amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

     "Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date or the Final Maturity Date, as applicable to the Commitment under which such Advance was made."

     (c)  Section 2.3(b) of the Loan Agreement, Interest, On LIBOR Advances, is
                                                --------  -----------------
hereby amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

     "Interest on LIBOR Advances then outstanding shall also be due and payable on the Maturity Date or the Final Maturity Date, as applicable to the Commitment under which such Advance was made."

     (d)  Section 2.3(c) of the Loan Agreement, Interest, On CD Rate Advances,
                                                --------  -------------------
is hereby amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

     "Interest on CD Rate Advances then outstanding shall also be due and payable on the Maturity Date or the Final Maturity Date, as applicable to the Commitment under which such Advance was made."

     (e) Section 2.3(e) of the Loan Agreement, Interest Upon Default, is hereby
                                               ---------------------
amended by adding the word "Final" immediately before the phrase "Maturity Date" appearing in the second sentence thereof.

     (f) Section 2.3(g) of the Loan Agreement, Applicable Margin, is hereby
                                               -----------------
amended by designating the existing language in such Section as a paragraph (i), entitled "For Revolving Loans and the Term Loan," and adding the following at
          -------------------------------------
the end of such Section as a new paragraph (ii) thereof:

          "(ii) For Fund Loans.  With respect to any Base Rate Advance under the
                --------------
     Fund Loan Commitment, the Applicable Margin shall be one and three-quarters percent (1-3/4%); with respect to any LIBOR Advance under the Fund Loan Commitment, the Applicable Margin shall be two and three-quarters percent (2-3/4%); and with respect to any CD Rate Advance under the Fund Loan Commitment, the Applicable Margin shall be two and seven-eighths percent (2-7/8%)."

     (g) Section 2.4 of the Loan Agreement, Commitment Fee, is hereby amended by
                                            --------------
deleting such Section in its entirety and by substituting the following therefor:

          "Section 2.4  Commitment Fee.  The Borrower agrees to pay to the
                        --------------
     Banks, in accordance with their respective Commitment Ratios for the applicable Commitment, a commitment fee on the aggregate unborrowed balance of the Revolving Loan Commitment and the Fund Loan Commitment at a rate of three-eighths of one percent (3/8%) per annum for each day from the Agreement Date until the Maturity Date or the Final Maturity Date, as applicable to the respective Commitment. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on September 29, 1995 and on the Maturity Date or the Final Maturity Date, as applicable, and shall be fully earned when due and non-refundable when paid. The commitment fee payable under the Prior Loan Agreement shall be paid to the Banks by the Borrower in accordance with the terms and conditions of the Prior Loan Agreement."

     (h)  Section 2.6 of the Loan Agreement, Prepayment, is hereby amended by
                                             ----------
(i) adding the word "Final" immediately before the phrase "Maturity Date" appearing in the second sentence thereof, and (ii) deleting the third sentence thereof in its entirety and substituting the following therefor:

     "Any notice of prepayment shall be irrevocable and all amounts prepaid on the Loans shall be applied to principal outstanding, first, under the Term Loan and the Fund Loans in inverse order of maturity and on a weighted pro rata basis between the Term Loan and the Fund Loans, and then to the Revolving Loans."

     (i)  Section 2.7(a) of the Loan Agreement, Scheduled Repayments, is hereby
                                                --------------------
amended by (A) designating the existing language in such Section as a paragraph
(i), entitled "For the Term Loan," (B) deleting the last sentence of such new
               -----------------
paragraph (i) in its entirety, and (C) adding the following at the end of such Section as a new paragraph (ii) thereof:

          "(ii)  For the Fund Loans.  Commencing March 31, 1998, the principal
                 ------------------
     balance of the Fund Loans shall be amortized in consecutive quarterly installments on March 31, June 30, September 30 and December 31 of each year until paid in full, in such amounts as follows:

                                                  Percent of Principal
                                                  Due on Last Day
     Payment Dates                                of Each Quarter
     -------------                                ---------------
     March 31, 1998, June 30, 1998,
       September 30, 1998 and
        December 31, 1998                              0.125%

     March 31, 1999, June 30, 1999,
       September 30, 1999 and
        December 31, 1999                              0.125%

     March 31, 2000, June 30, 2000,
       September 30, 2000 and
        December 31, 2000                              0.250%

     March 31, 2001, June 30, 2001,
       September 30, 2001 and
        December 31, 2001                              0.250%

     March 31, 2002, June 30, 2002,
       September 30, 2002 and
        December 31, 2002                              0.250%

     March 31, 2003, June 30, 2003,
       September 30, 2003 and
        December 31, 2003                              4.350%

     March 31, 2004, June 30, 2004,
       September 30, 2004 and
        December 31, 2004                             19.650%


A final payment of all principal amounts and other Obligations then outstanding shall be due and payable on the Final Maturity Date."

     (j)  Section 2.7(b) of the Loan Agreement, Repayments Upon Sales of Assets
                                                -------------------------------
and Asset Swaps, is hereby amended by deleting the existing Section 2.7(b) in
---------------
its entirety and by substituting the following therefor:

          "(b) Repayments Upon Sales of Assets and Asset Swaps.  Except as
               -----------------------------------------------
     provided below with respect to Permitted Asset Swaps, in the event of any sale, lease, transfer or other disposition of assets permitted hereunder, excluding any such sale, lease, transfer or other disposition of assets by the Borrower or any of its Subsidiaries in the ordinary course of business (collectively, "Asset Sales"), to the extent that the Net Proceeds with respect thereto (when taken together with the Net Proceeds of all other Asset Sales made subsequent to the Agreement Date) are in excess of $5,000,000 in the aggregate for all Asset Sales made during the period from the Agreement Date to the Final Maturity Date, the Borrower shall, on the date of such sale, lease, transfer or other disposition, make a repayment of the principal of the Term Loan and the Fund Loans then outstanding (on a weighted pro rata basis between such Loans) in an amount equal to the Net Proceeds in excess of the first $5,000,000 of all such Asset Sales. Any such Net Proceeds which constitute a portion of the sales price which was previously held in escrow or paid in installments shall be paid to the extent required by the terms hereof to the Banks as a repayment of principal at such time as such Net Proceeds are received by the Borrower. In the event the Borrower elects to enter into a Permitted Asset Swap, the Borrower shall, on the date it sells, leases, transfers or otherwise disposes of all or substantially all of its interests in the cable television system owned by the Borrower or any of its Subsidiaries in the State of Connecticut, deposit in an escrow account with the Administrative Agent an amount equal to the Net Proceeds of such sale, lease, transfer or other disposition. The amount deposited in such escrow account shall be held in such escrow account until the earlier to occur of the consummation of the Permitted Asset Swap or the first anniversary of the sale, lease, transfer or other disposition of such Connecticut assets or interests relating thereto. Amounts held in such escrow account may be invested as permitted under Section 7.6(i), (ii) and
     (iii) hereof, or as otherwise agreed to by the Borrower and the Administrative Agent. Net Proceeds held in escrow by the Administrative Agent may be used by the Borrower at any time prior to the first anniversary of such sale, lease, transfer or other disposition of Connecticut assets or interests to consummate a Permitted Asset Swap or to repay the principal amount of the Term Loan and the Fund Loans (on a weighted pro rata basis between such Loans). All Net Proceeds remaining in escrow with the Administrative Agent pursuant to this Section 2.7(b) on such first anniversary date shall be immediately applied to repay the principal amount of the Term Loan and the Fund Loans (on a weighted pro rata basis between such Loans). All amounts paid by the Borrower pursuant to this subsection shall be applied to principal of the Term Loan and the Fund Loans, respectively, pro rata over the applicable repayment schedule set forth in Section 2.7(a) above."

     (k)  Section 2.7(c) of the Loan Agreement, Annual Excess Cash Flow
                                                -----------------------
Recapture, is hereby amended by deleting the existing Section 2.7(c) in its
---------
entirety and by substituting the following therefor:

          "(c) Annual Excess Cash Flow Recapture.  In addition to the foregoing,
               ---------------------------------
     the Borrower agrees that on April 30, 1998 and on each April 30th thereafter during the term of this Agreement, the Borrower shall make a repayment of the principal of the Term Loan and the Fund Loans then outstanding (on a weighted pro rata basis between such Loans) in an amount equal to (i) seventy-five percent (75%) of Annual Excess Cash Flow for the Borrower's preceding fiscal year if the Leverage Ratio as of the end of such preceding fiscal year (but before giving effect to such repayment) is greater than or equal to 5.5:1, or (ii) fifty percent (50%) of Annual Excess Cash Flow for the Borrower's preceding fiscal year if the Leverage Ratio at the time of such payment (but before giving effect to such repayment) is less than 5.5:1, together, in any case, with accrued interest on the portion of the Term Loan and the Fund Loans so repaid. All amounts paid by the Borrower pursuant to this subsection in respect of the principal of the Term Loan and the Fund Loans shall be applied to such principal in inverse order of maturity."

     (l)  Section 2.8 of the Loan Agreement, Notes; Loan Accounts, is hereby
                                             --------------------
amended by deleting the second sentence of existing Section 2.8 in its entirety and by substituting the following therefor:

     "One Term Loan Note, one Revolving Loan Note and one Fund Loan Note shall be payable to the order of each Bank for such Commitment, in accordance with the respective Commitment Ratio of such Bank for the applicable Commitment."

     (m)  Section 2.9 of the Loan Agreement, Manner of Payment, is hereby
                                             -----------------
amended by deleting clause (v) of subsection (c) thereof in its entirety and substituting the following therefor:

     "(v) to the payment of principal then due on the Term Loan and the Fund Loans (on a weighted pro rata basis between such Loans) and then due on the Revolving Loans, which payments shall be applied against outstanding Advances in the following order of priority: (A) Advances, the Interest Period for which is expiring concurrently with such payment, (B) Base Rate Advances, (C) CD Rate Advances, and (D) LIBOR Advances."

     (n)  Section 2.10 of the Loan Agreement, Reimbursement, is hereby amended
                                              -------------
by adding the word "Final" immediately before the phrase "Maturity Date" appearing in the first sentence of subsection (a) thereof.

     (o)  Section 2.11 of the Loan Agreement, Pro Rata Treatment, is hereby
                                              ------------------
amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

          "(a)  Advances.  Each Advance from the Banks under any Commitment
                --------
     shall be made pro rata on the basis of the respective Commitment Ratios of the Banks applicable to the particular Commitment."

     (p)  Section 2.12 of the Loan Agreement, Capital Adequacy, is hereby
                                              ----------------
amended by adding the word "Final" immediately before the phrase "Maturity Date" each time it appears therein.

     3.   Amendments to Article 5.
          -----------------------

     (a)  Section 5.9 of the Loan Agreement, Use of Proceeds, is hereby amended
                                             ---------------
by deleting existing Section 5.9 in its entirety and by substituting the following therefor:

          "Section 5.9  Use of Proceeds.  The Borrower will use the aggregate
                        ---------------
     proceeds of the Term Loan and the Revolving Loans (as set forth in the Requests for Advances issued from time to time hereunder) to assume the liabilities of the General Partner under the Prior Loan Agreement, which liabilities were previously assumed by CCELP, to finance Capital Expenditures, for working capital and for other general partnership needs as permitted under this Agreement. The Borrower will use proceeds of the Fund Loans (a) in an aggregate amount not to exceed $75,000,000 to finance the acquisition of the United Video Assets pursuant to the United Video Acquisition Agreement and related transaction costs, and (b) in an aggregate amount not to exceed $10,000,000 to finance the acquisition of the Omega Assets pursuant to the Omega Acquisition Agreement and related transaction costs."

     (b)  Section 5.12 of the Loan Agreement, Interest Rate Hedging, is hereby
                                              ---------------------
amended by inserting the word "Final" immediately before the phrase "Maturity Date" appearing in the second sentence thereof.

     (c)  Section 5.13 of the Loan Agreement, Covenants Regarding Formation of
                                              --------------------------------
Subsidiaries, is hereby amended by inserting the word "Final" immediately before
------------
the phrase "Maturity Date" appearing in clause (c) thereof.

     4.   Amendments to Article 7.
          -----------------------

     (a)  Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership,
                                             ---------------------------------
Disposition or Acquisition of Assets, is hereby amended by deleting the word
------------------------------------
"and" appearing immediately before existing subsection (b)(viii) and adding the following at the end of existing subsection (b) thereof, before the period:

     "and (ix) the United Video Acquisition and the Omega Acquisition, subject to the terms and conditions of this Agreement."

     (b)  Section 7.7 of the Loan Agreement, Restricted Payments and Purchases,
                                             ---------------------------------
is hereby amended by deleting existing subsection (b) thereof in its entirety and by substituting the following therefor:

          "(b) so long as no Default hereunder then exists or would be caused thereby, during the period from January 1, 1995 through and including December 31, 1999, (i) pay management fees and financial advisory fees in an aggregate amount for any fiscal year not to exceed $4,450,000, except that with respect to the fiscal year ending December 31, 1995, such amount shall not exceed $3,750,000, and (ii) reimburse Kelso for all reasonable out of pocket expenses incurred by it in connection with its services under the Financial Advisory Agreement, all as the same may become due and payable under the Management Agreement and the Financial Advisory Agreement, or, in the case of the General Partner, the predecessors to such Agreements;"

     (c)  Section 7.7 of the Loan Agreement, Restricted Payments and Purchases,
                                             ---------------------------------
is hereby further amended by (i) deleting the word "and" from the end of subsection (f) thereof, (ii) deleting the period at the end of subsection (g) thereof and inserting a semi-colon and the word "and" in lieu thereof, and (iii) inserting the following new subsection (h) after existing subsection (g) thereof:

          "(h) (i) pay to Kelso or the Manager a search and acquisition fee (A) in an aggregate amount not to exceed $1,900,000 on the date of the First Amendment to this Agreement, and (B) in an aggregate amount not to exceed $200,000 on the Omega Acquisition Date, and (ii) reimburse Kelso for all reasonable out of pocket expenses incurred by Kelso in connection with its providing search and acquisition services to the Borrower with respect to the Borrower's acquisition of the United Video Assets and the Omega Assets."

     (d)  Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby amended
                                             --------------
by deleting the existing table contained in existing Section 7.8 in its entirety and by substituting the following therefor:

                                                    Leverage
            "Period                                  Ratio
             ------                                 --------
          From January 18, 1995                      6.50:1
           through June 30, 1996

          From July 1, 1996                          6.25:1
           through December 31, 1996

          From January 1, 1997                       6.00:1
           through June 30, 1997

          From July 1, 1997                          5.50:1
           through December 31, 1997

          From January 1, 1998                       5.00:1
           through December 31, 1998

                                                   Leverage
            "Period                                 Ratio
             ------                                --------
          From January 1, 1999                      4.50:1
           through December 31, 1999

          From January 1, 2000 and                  4.00:1"
           thereafter

     (e)  Section 7.15 of the Loan Agreement, Capital Expenditures, is hereby
                                              --------------------
amended by deleting the existing table contained in existing Section 7.15 in its entirety and by substituting the following therefor:

                                                        Capital
             "Period                               Expenditures Limit
              ------                               ------------------
           From January 18, 1995                       $23,500,000
            through December 31, 1995

           From January 1, 1996                        $25,500,000
            through December 31, 1996

     5.   Amendments to Article 8.
          -----------------------

     (a)  Section 8.1 of the Loan Agreement, Events of Default, is hereby
                                             -----------------
amended by deleting existing subsections 8.1(q), (r), (s) and (t) thereof in their respective entireties and by substituting the following, in the appropriate alphabetical order, therefor:

          "(q) There shall have occurred a Change in Control;

          (r)  [INTENTIONALLY OMITTED];

          (s)  [INTENTIONALLY OMITTED];

          (t)  [INTENTIONALLY OMITTED];"

     (b)  Section 8.1 of the Loan Agreement, Events of Default, is hereby
                                             -----------------
further amended by (i) deleting the period appearing at the end of existing subsection (v) thereof and inserting a semi-colon and the word "or" in lieu thereof, and (ii) adding the following as a new subsection (w) thereof:

          "(w) CCELP shall incur, create, assume or permit to exist any Indebtedness for Money Borrowed, Capitalized Lease Obligations or obligations under Guaranties in respect of Indebtedness for Money Borrowed in an aggregate amount in excess of $20,000,000, only $10,000,000 of which may be used for purposes other than acquisitions."

     (c)  Section 8.2 of the Loan Agreement, Remedies, is hereby amended by
                                             --------
inserting the word "Final" immediately before the phrase "Maturity Date" appearing in the fourth sentence of subsection (d) thereof.

     6.   Amendment to Section 10.3. Section 10.3 of the Loan Agreement,
          -------------------------
Increased Costs, is hereby amended by inserting the word "Final" immediately
---------------
before the phrase "Maturity Date" appearing in subsection (a) thereof.

     7.   Amendments to Article 11.
          ------------------------

     (a)  Section 11.5 of the Loan Agreement, Assignment, is hereby amended by
                                              ----------
deleting the introductory paragraph to existing subsection (c) thereof in its entirety and by substituting the following therefor:

          "(c) Each of the Banks may at any time enter into assignment agreements (but not participations) with one or more other banks or other Persons pursuant to which each Bank may assign its interests under this Agreement and the other Loan Documents, including, without limitation, its interest in any particular Advance or portion thereof, provided, that (1)
                                                            --------
     all assignments (other than assignments described in clause (b) hereof and assignments by Toronto Dominion (Texas), Inc. and Chemical Bank of their respective interests under the Fund Loan Commitment and Advances thereunder) shall be in minimum aggregate principal amounts of $7,500,000 with respect to each applicable Commitment (unless, after giving effect to all contemporaneous assignments to the applicable assignee, such assignee has a minimum aggregate commitment under the Commitments of $7,500,000),
     (2) without the prior consent of the Borrower, no Bank (other than Toronto Dominion (Texas), Inc. and Chemical Bank with respect to their respective interests under the Fund Loan Commitment and Advances thereunder) may assign more than forty-nine percent (49%) of its interests hereunder on the Agreement Date, unless such Bank is selling one hundred percent (100%) of its interests, and (3) all assignments (other than assignments described in clause (b) hereof) shall be subject to the following additional terms and conditions:"

     (b)  Section 11.12 of the Loan Agreement, Amendment and Waiver, is hereby
                                               --------------------
amended by deleting subsection (a) thereof in its entirety and by substituting the following therefor:

     "(a) any increase in the amount of any Commitment,"

     8.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     9.   Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     10.  Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.  No Other Amendment or Waiver.  Except for the amendments set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     12.  Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

     (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and to consummate the acquisition of the United Video Assets as contemplated hereby and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

     (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and the consummation by the Borrower of the acquisition of the United Video Assets as contemplated hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor is in contravention of or in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     13.  Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to the prior fulfillment of each of the following conditions:

     (a) Toronto Dominion (Texas), Inc. and Chemical Bank shall each have received a duly executed Fund Loan Note in substantially the form attached hereto as Exhibit A, which promissory notes shall be deemed to be "Notes" under
          ---------
the Loan Agreement and the other Loan Documents for all purposes hereafter;

     (b) The Administrative Agent or the Banks, as appropriate, shall have received each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

          (i) A certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that there exists no Default under the Loan Agreement, after giving effect to this Amendment, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and
     7.15 of the Loan Agreement, after giving effect to this Amendment and the consummation of the Borrower's acquisition of the United Video Assets;

         (ii) All documentation required under Section 5.13 of the Loan Agreement with respect to the Borrower's acquisition of the United Video Assets;

        (iii) Copies of the United Video Acquisition Agreement and all other documents related to the transfer of the United Video Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the United Video Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct as of the date hereof, together with duly executed UCC-1 financing statements and other collateral documentation deemed reasonably necessary by the Administrative Agent to reflect or perfect the Security Interest of the Administrative Agent (for itself and on behalf of the Banks) in such assets;

         (iv) Opinions of general counsel and in-house counsel to the Borrower and its Subsidiaries, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

          (v) Reliance letters regarding a opinions of counsel to United Video Cablevision, Inc., in form and substance satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

         (vi) Evidence satisfactory to the Administrative Agent and its special counsel that the Borrower has acquired the United Video Assets pursuant to the United Video Acquisition Agreement;

        (vii) Evidence satisfactory to the Agents and the Banks that CCELP has invested not less than $22,000,000 in additional cash equity in the Borrower;

       (viii) Duly executed Certificate of Financial Condition dated as of the date hereof;

         (ix) Copies of all approvals or consents regarding the transfer to the Borrower of all franchises and contracts constituting a part of the United Video Assets;

          (x) Pro forma balance sheet with respect to the Borrower, after giving effect to the transactions contemplated hereby; and

         (xi) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     (c) The Licenses constituting a part of the United Video Assets shall be in form and substance satisfactory to the

Administrative Agent, and the Administrative Agent shall have received evidence reasonably satisfactory to it that all Necessary Authorizations, including all necessary consents to the consummation of the Borrower's acquisition of the United Video Assets and the other transactions contemplated hereby, from the grantors of the Licenses have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

     (d) The Administrative Agent for each of the Banks shall have received from the Borrower for the account of the Banks an amendment fee (the "Amendment Fee") by wire transfer of immediately available funds equal to the product of
(i) each Bank's pro rata portion of the Revolving Loan Commitment and the Term Loan Commitment as of the effective date of this Amendment, multiplied by (ii) 0.125%, and all other fees payable to the Administrative Agent or any Bank in connection herewith.

     14.  Effective Date. Upon satisfaction of the conditions precedent referred
          --------------
to in Section 13 above, this Amendment shall be effective as of October 31, 1995.

     15.  Loan Documents. This document shall be deemed to be a Loan Document
          --------------
for all purposes.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                     CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a
                              Delaware limited partnership

                              By: Its General Partner

                              CCA ACQUISITION CORP., a Delaware corporation


                              By:  /s/  Jeffrey Sanders
                                 -------------------------------------------
                                 Its:   Executive Vice President


ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent


                              By:  /s/  Martha L. Gariepy
                                 -------------------------------------------
                                 Its:   Vice President


DOCUMENTATION AGENTS:         TORONTO DOMINION (TEXAS), INC., as a
                              Documentation Agent


                              By:  /s/  Martha L. Gariepy
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Documentation Agent

                              By:  /s/  Edward Devine
                                 -------------------------------------------
                                 Its:   Managing Director


CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
FIRST AMENDMENT TO LOAN AGREEMENT
SIGNATURE PAGE 1

MANAGING AGENTS:              TORONTO DOMINION (TEXAS), INC., as a
                              Managing Agent


                              By:  /s/  Martha L. Gariepy
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Managing Agent


                              By:  /s/  Edward Devine
                                 -------------------------------------------
                                 Its:   Managing Director


                              CIBC INC., as a Managing Agent


                              By:  /s/  Deborah Strek
                                 -------------------------------------------
                                 Its:   Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Managing Agent


                              By:  /s/  Bruce M. Yeager
                                 -------------------------------------------
                                 Its:   Authorized Signatory


                              NATIONSBANK, N.A. (CAROLINAS), as a Managing Agent


                              By:  /s/  W.H. McClendon
                                 -------------------------------------------
                                 Its:   Senior Vice President


CO-AGENTS:                    BANQUE PARIBAS, as a Co-Agent


                              By:  /s/  Stephen J. Healey
                                 -------------------------------------------
                                 Its:   Vice President


                              By:  /s/  John Cate
                                 -------------------------------------------
                                 Its:   Group Vice President


                              UNION BANK, as a Co-Agent


CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
FIRST AMENDMENT TO LOAN AGREEMENT
SIGNATURE PAGE 2

                              By:  /s/  Michael K. McShane
                                 -------------------------------------------
                                 Its:   Vice President


BANKS:                        TORONTO DOMINION (TEXAS), INC., as a Bank


                              By:  /s/  Martha L. Gariepy
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Bank


                              By:  /s/  Edward Devine
                                 -------------------------------------------
                                 Its:   Managing Director


                              CIBC INC., as a Bank


                              By:  /s/  Deborah Strek
                                 -------------------------------------------
                                 Its:   Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Bank


                              By:  /s/  Bruce M. Yeager
                                 -------------------------------------------
                                 Its:   Authorized Signatory


                              NATIONSBANK, N.A. (CAROLINAS), as a Bank


                              By:  /s/  W.H. McClendon
                                 -------------------------------------------
                                 Its:   Senior Vice President


                              BANQUE PARIBAS, as a Bank


                              By:  /s/  Stephen J. Healey
                                 -------------------------------------------
                                 Its:   Vice President


                              By:  /s/  John Cate
                                 -------------------------------------------
                                 Its:   Group Vice President


CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
FIRST AMENDMENT TO LOAN AGREEMENT
SIGNATURE PAGE 3

                              UNION BANK, as a Bank


                              By:  /s/  Michael K. McShane
                                 -----------------------------------------------
                                 Its:   Vice President


                              CORESTATES BANK, N.A., as a Bank


                              By:  /s/  Anthony G. Parisi
                                 -----------------------------------------------
                                 Its:   Assistant Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., as a Bank


                              By:  /s/  Armund Schoen Jr.
                                 -----------------------------------------------
                                 Its:   Vice President & Deputy General Manager


                              MERCANTILE BANK OF ST. LOUIS
                              NATIONAL ASSOCIATION, as a Bank


                              By:  /s/  Gregory D. Knudsen
                                 -----------------------------------------------
                                 Its:   Vice President


                              NATWEST BANK N.A., as a Bank


                              By:  /s/  Michael Cerullo
                                 -----------------------------------------------
                                 Its:   Vice President


                              FIRST NATIONAL BANK OF MARYLAND, as a Bank


                              By:  /s/  Mark L. Cook
                                 -----------------------------------------------
                                 Its:   Vice President


                              VAN KAMPEN MERRITT PRIME RATE INCOME TRUST as a Bank


                              By:  /s/  Jeffrey W. Maillet
                                 -----------------------------------------------
                                 Its:   Senior Vice President--Portfolio Manager

CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
FIRST AMENDMENT TO LOAN AGREEMENT
SIGNATURE PAGE 4

                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR, as a Bank


                              By:  /s/  Frederick K. Kammler
                                 -------------------------------------------
                                 Its:   Vice President


                              By:  /s/  William C. Maier
                                 -------------------------------------------
                                 Its:   Vice President--Group Manager


CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
FIRST AMENDMENT TO LOAN AGREEMENT
SIGNATURE PAGE 5